Investor Deck Second Quarter 2021 August 2021 NYSE: FTK Exhibit 99.2

2Forward Looking Statements Forward Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward- looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation.

3 OUR MISSION AND VISION SUSTAINABLE CHEMISTRY & DATA SOLUTIONS. COLLABORATIVE PARTNERSHIPS Our Vision Flotek Industries, Inc. creates solutions to reduce the environmental impact of energy on air, water, land and people. Our Mission To be the collaborative ESG partner of choice for sustainable chemistry technology and digital analytics solutions. Value Proposition We collaborate and deliver sustainable, optimized chemistry and data solutions that maximize our customer’s value while improving their ESG profile. Our Mission and Vision

COMBINED TEAM MANAGEMENT EXPERIENCE
EXTENSIVE AND DEEP EXPERTISE



John W. Gibson, Jr.
Chairman,
President & CEO



Michael Borton
Chief Financial
Officer



Ryan Ezell, Ph.D.
President
Chemistry Technologies



TengBeng Koid
President
Data Analytics



Nick Bigney
SVP, General Counsel &
Chief Compliance Officer



James Silas, Ph.D.
SVP, Research &
Innovation


Industrial Internet of Things (IIOT)
Oilfield Services
Exploration & Production
150+
YEARS
COMBINED
EXPERIENCE
Environmental Services
Investment Banking
Transformative & Disruptive Energy Technologies

FLOTEK

Our Team | 4

Our Strategy

ADVANCING ESG FOR OUR CUSTOMERS 6Our Strategy Green Chemistry DATA ANALYTICS & DIGITAL TRANSFORMATION ESG GREEN CHEMISTRY RESEARCH & INNOVATION COLLABORATION & SERVICE EXCELLENCE Our strategy is to improve our customers’ ESG performance through green chemistry and digital transformation solutions. • Our products are positioned to deliver value in an ESG- focused world. • We are positioned to help our partners and customers perform, as well as enhance their license to operate through green chemistry and data analytics. • Our green chemistry technologies reduce total cost of ownership and environmental risk. • Our real-time data analytics help transform businesses, reducing their carbon footprint, energy consumption and emissions. • Market expansion opportunities through ESG partnerships and adjacent markets.

STRATEGIC INTENT: SOLUTIONS AND PRODUCTS THAT IMPACT THE FULL ESG VALUE CHAIN 7Our Strategy C H EM IC A L SC O R EC A R D S G S E DATA TRANSPARENCY SAFER PRODUCTS C O M M U N IT Y & EM P LO Y EE H EA LT H ENVIRONMENT SOCIAL GOVERNANCE

DIFFERENTIATED PRODUCTS IN THE RIGHT MARKETS

Green chemistry and digital technologies combine to create market opportunity.

CHEMICAL TECHNOLOGIES		DATA ANALYTICS
Flotek Energy Chemistry Technologies	**Flotek Protekol™** Commercial & Consumer Professional Chemistry	**JP3** Digital Technologies & Data Analytics
Solving the toughest drilling, cementing, stimulation and production challenges—sustainably. • Drilling & Cementing • Stimulation • Production • Remediation • Enhanced Waterflooding • Offshore	High-performance products for commercial and personal use. • Surface Cleaners • Degreasers • Disinfectants • Wipes • Sanitizers	Transforming business through real-time data, monitoring and visualization. • Upstream • Midstream • Downstream • Distribution

FLOTEK

Our Strategy | 8

SOLUTIONS THAT SPAN THE FULL STREAM

Sustainable chemistry solutions and real-time digital monitoring solutions -- from wellhead to distribution across all phases including oil, condensate and gas.

	UPSTREAM	MIDSTREAM	DOWNSTREAM
APPLICATION	 		
ENERGY CHEMISTRY	• Cementing Chemistry • Improved Oil Recovery (IOR) • Drilling Fluid Additives • Stimulation Chemicals • Production Chemicals	• Flow Assurance	
DATA ANALYTICS	• Crude Production • Gas Production	• Liquid Terminals • Crude Pipeline • Condensate Stabilizer • Gas Transmission Pipeline • Gas Plant • NGL Fractionation • NGL Pipelines • NGL Terminals	• Refinery Tanks • Refinery • Refined Products • Product Pipelines • Refined Fuels Pipeline

JP3: Over 60+ digital applications from wellhead to distribution across all phases including oil, condensate and gas.

FLOTEK

Our Strategy | 9

VALUE THROUGH COLLABORATION

We collaborate and deliver sustainable value, optimized chemistry solutions and enhanced data that maximize value for our customers and create opportunity for our partners.

We help customers:

- Reduce waste, minimize discharge and spills
- Apply real-time measurements for operational efficiency
- Minimize environmental impact
- Keep ESG performance at the forefront of everything we do

We support our customers' strategic and operational outcomes by:

- Prescriptive chemistry management approach
- Consultative technical support at the wellsite
- Chemical assessments to drive ESG goals

We proactively collaborate with our customers to:

- Reduce the total cost of ownership both financially and environmentally
- Maximize the convergence of asset performance, economic value, sustainability and safety.

MADE POSSIBLE BY

SUSTAINABILE CHEMISTRY SOLUTIONS

- Driving operational efficiency
- Minimizing the potential for discharge or spills
- Applying real-time measurements for dosage efficiency
- Designing treatment programs to minimize chemical waste
- Utilizing less toxic and safer chemicals and products
- Deploying biodegradable products when possible
- Drive chemical usage from renewable feedstocks
- Utilizing safer solvents and replacing BTEX

DRIVING GREENER SOLUTIONS & HELPING CUSTOMERS IMPROVE ESG PERFORMANCE

REAL-TIME DATA ANALYTICS SOLUTIONS

- Reducing carbon footprint, energy consumption and emissions
- Reducing physical samples
- Automating large-scale processes
- Minimizing waste and inefficient reprocessing
- Enabling increases in liquid production and less gas while meeting storage and transportation specs

FLOTEK

Our Strategy | 10

ESG Environment

Reduced greenhouse gas emissions and waste THE CURRENT ENVIRONMENT ACCELERATING STRATEGIC ESG GOALS Flotek offers groundbreaking green solutions that combine the power of technology-driven specialty green chemistry with the insight of real-time data analytics. Our solutions accelerate existing sustainability practices to reduce our customer’s environmental impact of energy on the air, water, land and people. 12ESG Environment Reduce volumes/usage of fresh water and increase usage of produced water Reducing carbon footprint, energy consumption and emissions through more efficient operations and real-time monitoring Maximize the convergence of asset performance, environmental protection, economic value and safety of the community Flotek driving green chemistry through data analytics

FLOTEK CHEMISTRY
CRITICAL TO SUSTAINABLE WATER USE AND PROTECTION

- Water is a strategic component of the ESG performance equation
- The industry is seeking to reduce the usage of fresh water, source water sustainably and protect sources of water
- Flotek's solutions offer a safe and more effective water strategy for our clients

Traditional Chemistry

Even small amounts of toxic chemicals can fully contaminate water

Green Chemistry

- Reduces the necessary volume/usage of fresh water
- Enables increased usage of produced water
- Naturally sustainable, bio-based chemistry portfolio reduces risks in the event of cleanup/spills
- Reduces cost through reinjection of water for saltwater disposal wells

FLOTEK

ESG Environment | 13

Chemistry Technologies

Across the globe, whether conventional or unconventional, our suite of green chemistry solutions enables customers to maximize the value of their hydrocarbon streams throughout the asset lifecycle. From drilling to cementing and stimulation to production, we help solve the toughest challenges, safely and sustainably Drilling & Cementing Fluids to protect the reservoir and environment Stimulation Enhancing maximum efficiency of productivity Production Chemistries for enduring performance Remediation Sustainable chemistry maximizing recovery Enhanced Waterflooding Effective solutions for greater recovery Offshore From drilling to primary waterflooding and remediation, providing chemistries that minimize formation damage, maximize recovery and extend asset life ELEVATING SUSTAINABILITY ACROSS THE ASSET LIFECYCLE

COLLABORATIVE PARTNERSHIPS THAT WORK Support partners by applying our capabilities and resources to their operations Maximize the value of our customers’ hydrocarbon streams while improving their ESG profile Accelerate the marketplace’s total ESG transition We work with our customers and partners to enhance results by working in collaboration to support their needs. • Supply chain • Assets • Logistics • Research & Development We use best-in-class technology, field operations, and practices that go beyond existing sustainability practices. • Historically grounded in green chemistry • Proven record of success • Integrated approach drives total chemical value • Reservoir specific chemistry/approach • New tech enables real-time chemistry management OUR SYNERGISTIC APPROACH Customers/Partners Flotek Enabled through collaborative partnerships vSustainable green chemistry & solutions Flotek is defining the future of energy with next generation green chemistry solutions. 16ESG Environment

A GREEN APPROACH TO INNOVATION 100% R&I time and effort dedicated to increasing value now and in the future75% R&I personnel dedicated to direct client support33% R&I square footage is 75% dedicated to the interactive client experience Through collaborative partnership with customers Flotek combines System Solutions Best-in-Class Field Operations Technical Expertise and Flagship Chemistries Greater Environmental Protection • Accelerate ESG performance • Deliver performance and productivity • Maximize efficiency of operations across value chain • Reduce total cost of ownership 17Chemistry Technologies

DEEP ROOTS IN SUSTAINABLE CHEMISTRIES For more than a decade, we have partnered with customers to maximize the convergence of asset performance, environmental protection, economic value and the safety of communities. 18 Leveraging technology for adjacent markets in industrial, geothermal, agriculture, solar, and advancing blue/turquoise hydrogen 164 Patents Assets Proven Chemistry Technology 10,000+ Wells Around the World Bio-based, High-Performance Green Chemistries Based on naturally sustainable, non-toxic plant terpenes A Decade of Green Check Scorecard Evaluate, track and report EHS profile and impact of products Quality Assurance & Quality Control Responsible management of products and services, transparency in reporting Formulating for the Future Eliminate BTEX, EGMBE and Nonylphenols – known toxins and endocrine disruptors Chemistry Technologies

PROFESSIONAL CHEMISTRIES

- Building on historical green, specialty chemistry expertise, Flotek Protekol™ professional chemistry product lines were born out of our philanthropic efforts at the onset of COVID-19, when the world needed hand sanitizing products.
- Today, Flotek delivers high-performance cleaning and disinfecting products that meet the demands across a variety of consumer and industrial applications. Flotek Protekol is built for a world where increased safety, cleaning and sanitizing protocols are our new way of life.
- Advancing Flotek's position as high-quality professional chemistry manufacturer.
- Growth opportunities in the janitorial sanitizer market (JanSan) and contract manufacturing for white label distribution.
- Expanded portfolio includes disinfectant wipes and sprays, surface cleaners and degreasers, and manufacturing partnerships with emerging technologies in the Jan-San industry.

3M+/gal month blending capacity

Hazardous materials expertise

Backed by world-class R&D capabilities

ISO-certified, FDA & EPA-certified facilities

Ingredients made in the USA

White label distribution

FLOTEK

Chemistry Technologies | 19

Data Analytics & Digital Transformation

SUSTAINABILITY THROUGH DIGITIZATION

TRANSFORMING BUSINESS THROUGH REAL-TIME DATA AND ANALYTICS

Real-time digital monitoring solutions:

- Reducing carbon footprint, energy consumption and emissions
- Reducing physical samples
- Automating large-scale processes
- Minimizing waste and inefficient reprocessing
- Enabling increases in liquid production and less gas while meeting storage and transportation specs

The VERAX platform allows upstream, midstream, downstream and distribution companies to more effectively manage their product and inventory while delivering actionable data in real-time to optimize production and delivery.



VERAX ANALYZER
Process Line
Process Flow
Sample Stream to Flowcell
Δ P
1
Sample Return
2
NIR Light Out
3
NIR Light Return
4
Spectra
15
5
SCADA
Local System

FLOTEK
Data Analytics & Digital Transformation | 21

REDUCING CARBON FOOTPRINT, ENERGY CONSUMPTION & EMISSIONS

JP3: ONE SYSTEM – A WIDE RANGE OF APPLICATIONS

	UPSTREAM	MIDSTREAM		DOWNSTREAM		DISTRIBUTION
APPLICATIONS	• Crude Production • Gas Production	• Liquid Terminals • Crude Pipeline • Condensate Stabilizer • Gas Transmission Pipeline	• Gas Plant • NGL Fractionation • NGL Pipelines • NGL Terminals	• Refinery Tanks • Refinery • Refined Products	• Product Pipelines • Refined Fuels Pipeline	• Refined Products
	• Real-time compositional and property analysis of crude oil, condensate and associated gas for crude quality and gas energy value • Well pad stabilization control for live crudes and condensates to meet vapor pressure requirements for safety and specification limits	• Gas processing plant control and optimization enables more efficient production of natural gas and y-grade NGLS • Fractionation plant control and optimization drives efficient production of high quality NGL purity products • Vapor pressure controls for crude oil central and regional stabilization facilities achieve product specifications with minimum giveaway		• Real-time crude supply measurement to optimize atmospheric crude distillation tower production • Crude stock feed blending to stabilize crude tower production • Real-time refined product cut measurement to optimize quality and mix of products produced		• Real-time refined product property and quality measurement in pipelines and terminals • Optimization of refined product margins through in-line product blending • Pipeline batch interface detection and control delivers significant savings in off-spec product due to pipeline induced transmix

FLOTEK

Data Analytics & Digital Transformation | 22

Q2 2021

Second Quarter 2021 Highlights Financials • Q2 2021 consolidated revenue was up 3.4% v. last year, in spite of the loss of revenue associated with two major energy customers through M&A activity • Q2 2021 operating expenses declined by 12.3% versus Q1 2021 and holding flat as a percentage of revenue year-over-year • Adjusted EBITDA for Q2 2021 was a loss of $6.7 million, down slightly compared to Q1 2021, on 22.0% less revenue • JP3 received full forgiveness of its $881K loan and Flotek filed for forgiveness of its PPP loan • Entered into multi-year lease agreement with Resolute Oil to utilize Flotek’s Waller, TX facility – generating other income, offsetting costs and creating pathways for adjacent green chemistry market expansion Chemistry Technologies Data Analytics Energy Chemistries saw pressure in domestic business, declining sequentially, but up 87% year-over- year Sales in Chemistry Technologies segment declined 3.4% year-over- year Professional Chemistries improved sequentially driven by strength in degreasers and disinfectants Sales were up slightly -- 1.0% -- v. Q1 2021. Q2 represented the third consecutive quarterly increase sequentially and highest performing quarter since Flotek's acquisition of JP3 in May 2020 Growth in new and existing customer base Secured first international purchase order with a supermajor energy company in Southeast Asia – its first offshore application Completed specifications and manufacturing of the international Verax analyzer prototype; certification from international certifying bodies in-progress In support of accelerating ESG solutions, realigned and reallocated resources to build sales and marketing team – resulting in net annualized savings of $1MM+ while doubling sales team

Strengthening Our Balance Sheet 25 Flotek is actively taking actions to enhance its balance sheet and preserve its liquidity: Real Estate Assets • Waller, TX: Completed a long-term lease agreement for Waller, TX facility with Resolute Oil, which will generate other income while offsetting our costs. • Monahans, TX: Currently in discussions to lease facility. Cost Initiatives • Reduced personnel costs while reinvesting in revenue generating roles – resulting in net annualized cost savings of more than $1 million. Employee Retention Credit (ERC) • Recorded a $1.9 million ERC during Q2 2021 in other current assets with the offset recorded in accrued liabilities. In Q2 2021, used $0.8 million of the total ERC leaving a $1.1 million credit to be applied against future payroll tax liabilities. Paycheck Protection Program (PPP) • In Q2 2021, Flotek secured full forgiveness for JP3 PPP loan – totaling $881,000. • Filed for substantial forgiveness of Flotek’s $4.8 million PPP loan. Asset-Based Line of Credit • Signed a term sheet for an asset-based line of credit – details to be disclosed, upon closing.

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) 6/30/2021 6/30/2020 3/31/2021 6/30/2021 6/30/2020 Revenue $ 9,165 $ 8,880 $ 11,770 $ 20,935 $ 28,296 Costs and expenses: Operating expenses (excluding depreciation and amortization) 12,110 11,632 13,801 25,911 34,473 Corporate general and administrative 2,868 5,395 4,361 7,229 9,888 Depreciation and amortization 253 468 307 560 2,659 Research and development 1,466 1,638 1,542 3,008 4,193 Loss (gain) on disposal of long-lived assets (71) (22) 2 (69) (55) Impairment of fixed, long-lived and intangible assets - - - - 57,454 Total costs and expenses 16,626 19,111 20,013 36,639 108,612 Loss from operations (7,461) (10,231) (8,243) (15,704) (80,316) Other (expense) income: Payment Protection Program forgiveness 881 - - 881 - Gain on lease termination - 576 - - 576 Interest expense (17) (16) (18) (35) (20) Other (expense) income, net 72 78 (32) 39 31 Total other (expense) income, net 936 638 (51) 885 587 Loss before income taxes (6,525) (9,593) (8,294) (14,819) (79,729) Income tax (expense) benefit (21) 32 (6) (27) 6,201 Net loss (6,546) (9,561) (8,300) (14,846) (73,528) Loss per common share: Basic $ (0.09) $ (0.14) $ (0.12) $ (0.22) $ (1.17) Diluted $ (0.09) $ (0.14) $ (0.12) $ (0.22) $ (1.17) Weighted average common shares: Weighted average common shares used in computing basic and diluted loss per common share 69,531 66,035 68,447 69,001 62,828 Flotek Industries, Inc. Unaudited Condensed Consolidated Statements of Operations (in thousands, except per share data) Three Months Ended Six Months Ended

Balance Sheet June 30, 2021 December 31, 2020 ASSETS Current assets: Cash and cash equivalents $ 27,781 $ 38,660 Restricted cash 40 664 Accounts receivable, net of allowance for doubtful accounts of $1,329 and $1,316 at June 30, 2021 and December 31, 2020, respectively 9,713 11,764 Inventories, net 11,499 11,837 Income taxes receivable 71 403 Other current assets 3,255 3,127 Assets held for sale 546 — Total current assets 52,905 66,455 Property and equipment, net 8,017 9,087 Operating lease right-of-use assets 2,162 2,320 Goodwill 8,092 8,092 Deferred tax assets, net 213 223 Other long-term assets 29 33 TOTAL ASSETS $ 71,418 $ 86,210 LIABILITIES AND STOCKHOLDERS' & EQUITY Current liabilities: Accounts payable $ 6,587 $ 5,787 Accrued liabilities 17,221 18,275 Income taxes payable 39 21 Interest payable 58 34 Current portion of operating lease liabilities 589 636 Current portion of finance lease liabilities 55 60 Current portion of long-term debt 4,788 4,048 Total current liabilities 29,337 28,861 Deferred revenue, long-term 104 117 Long-term operating lease liabilities 8,011 8,348 Long-term finance lease liabilities 72 96 Long-term debt 0 1,617 TOTAL LIABILITIES 37,524 39,039 Stockholders' Equity: Preferred stock, $0.0001 par value, 100,000 shares authorized; no shares issued and outstanding — — Common stock, $0.0001 par value, 140,000,000 shares authorized; 79,606,743 shares issued and 70,152,591 shares outstanding at June 30, 2021; 78,669,414 shares issued and 73,088,494 shares outstanding at December 31, 2020 8 8 Additional paid-in capital 361,423 359,721 Accumulated other comprehensive income (loss) 13 (19) Accumulated deficit (293,534) (278,688) Treasury stock, at cost; 5,627,646 and 5,580,920 shares at June 30, 2021 and December 31, 2020, respectively (34,017) (33,851) Total stockholders' equity 33,894 47,171 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY $ 71,418 $ 86,210 Flotek Industries, Inc. Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data)

Cash Flow 2021 2020 Cash flows from operating activities: Net loss $ (14,846) $ (73,528) Adjustments to reconcile net loss to net cash used in operating activities: Change in fair value of contingent consideration (302) - Depreciation and amortization 560 2,659 Provision for doubtful accounts (1) 474 Provision for excess and obsolete inventory 580 529 Impairment of right-of-use assets - 7,434 Impairment of fixed assets - 30,178 Impairment of intangible assets - 19,842 Gain on sale of assets (69) (631) Non-cash lease expense 163 242 Stock compensation expense 1,750 1,521 Deferred income tax provision (benefit) 10 (105) PPP loan forgiveness (881) - Changes in current assets and liabilities: Accounts receivable, net 1,995 7,252 Inventories, net (222) 6,418 Income taxes receivable 207 (6,351) Other current assets (672) 1,715 Other long-term assets 541 - Accounts payable 801 (10,229) Accrued liabilities (1,048) (16,755) Income taxes payable 168 119 Interest payable 24 - Net cash used in operating activities (11,242) (29,216) Cash flows from investing activities: Capital expenditures (31) (42) Proceeds from sale of business - 9,844 Proceeds from sale of assets 74 66 Purchase of JP3, net of cash acquired - (26,284) Abandonment of patents and other intangible assets - (8) Net cash provided by (used in) by investing activities 43 (16,424) Cash flows from financing activities: Proceeds from Paycheck Protection Program loan - 4,798 Purchase of treasury stock (78) (82) Proceeds from sale of common stock (166) 358 Payments for finance leases (29) (51) Net cash (used in) provided by financing activities (273) 5,023 Effect of changes in exchange rates on cash and cash equivalents (31) (31) Net change in cash, cash equivalents and restricted cash (11,503) (40,648) Cash and cash equivalents at beginning of period 38,660 100,575 Restricted cash at beginning of period 664 663 Cash and cash equivalents and restricted cash at beginning of period 39,324 101,238 Cash and cash equivalents at end of period 27,781 59,926 Restricted cash at the end of period 40 664 Cash, cash equivalents and restricted cash at end of period $ 27,821 $ 60,590 Six months ended June 30, Flotek Industries, Inc. Unaudited Condensed Consolidated Statements of Cash Flows (in thousands)

Non-GAAP Financial Metrics

	Three Months Ended			Six Months Ended	
	6/30/2021	6/30/2020	3/31/2021	6/30/2021	6/30/2020
Loss from Operations (GAAP)	$ (6,546)	$ (9,561)	$ (8,300)	$ (14,846)	$ (73,528)
Interest Expense	17	16	18	35	20
Interest Income	(3)	12	(5)	(8)	(257)
Income Tax Benefit (Expense)	21	(32)	6	27	(6,201)
Depreciation and Amortization	253	468	307	560	2,659
Impairment of Fixed and Long Lived Assets	-	-	-	-	57,454
EBITDA (Non-GAAP)	$ (6,258)	$ (9,097)	$ (7,974)	$ (14,232)	$ (19,853)
Stock Compensation Expense	969	1,059	738	1,707	1,521
Severance and Retirement	946	1,227	33	979	2,765
Inventory Write-Down	-	-	-	-	2,293
M&A Transaction Costs	100	498	(157)	(57)	498
Inventory Step-Up	32	155	48	80	155
(Gain) loss on Disposal of Assets	(71)	(22)	2	(69)	(55)
Gain on Lease Termination	-	(576)	-	-	(576)
PPP Loan Forgiveness	(881)	-	-	(881)	-
Employee Retention Credit	(1,923)	-	-	(1,923)	-
Non-recurring Professional Fees	447	-	147	594	-
Discontinued Legal Fees	(59)	73	518	459	322
Winter Storm (Natural Disaster)	-	-	199	199	-
Adjusted EBITDA (Non-GAAP)	$ (6,698)	$ (6,683)	$ (6,446)	$ (13,144)	$ (12,930)

(1) Management believes that adjusted EBITDA for the three and six months ended June 30, 2021 and June 30, 2020, and the three months ended March 31, 2021, is useful to investors to assess and understand operating performance, especially when comparing those results with previous and subsequent periods. Management views the expenses noted above to be outside of the Company's normal operating results. Management analyzes operating results without the impact of the above items as an indicator of performance, to identify underlying trends in the business and cash flow from continuing operations, and to establish operational goals.

FLOTEK